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                                                                    Exhibit 16.1
                                                                    ------------



                               November 11, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs:

   We, Cordovano & Company, P.C., independent accountants, agree in all respects with the statements made by Telegen Corporation, a California corporation (the "Registrant") in Part II, Item 5.4, "Changes in Registrant's Certifying Accountant" of the Registrant's Form 10-QSB for the quarterly period ended September 30, 1996.

                                 Sincerely,



                                 Cordovano & Company, P.C.
                                 Independent Accountants